SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Kansas Tax-Exempt Bond Fund
American Independence Boyd Watterson Core Plus Fund
American Independence Navellier International Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

(866) 410-2006

www.americanindependence.com

August 12, 2016

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of each of the separate investment series listed above (each a “Fund” and collectively, the “Funds”), to be held at 10:00 a.m. (Eastern time) on August 26, 2016 at the Trust’s offices located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. While we encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals, which are as follows:

(1)   Approval of a Sub-Advisory Agreement for the American Independence Kansas Tax-Exempt Bond Fund.

We are proposing a new sub-adviser to manage the assets of the American Independence Kansas Tax-Exempt Bond Fund. Further details are provided in the Joint Proxy Statement.

(2)   Approval of a Sub-Advisory Agreement for the American Independence Boyd Watterson Core Plus Fund.

We are proposing a new sub-adviser to manage the assets of the American Independence Boyd Watterson Core Plus Fund. Further details are provided in the Joint Proxy Statement.

(3)   Approval of two Sub-Advisory Agreements for the American Independence Navellier International Fund.

We are proposing that the American Independence Navellier International Fund be managed by two sub-advisers with differing styles. In addition to the current sub-adviser, an additional sub-adviser is being proposed. Further details are provided in the Joint Proxy Statement.

In addition, shareholders are being asked for the approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A JOINT PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

John J. Pileggi

President

American Independence Funds Trust

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Kansas Tax-Exempt Bond Fund
American Independence Boyd Watterson Core Plus Fund
American Independence Navellier International Fund

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, on August 26, 2016 at 10:00 a.m. (Eastern time) for the following purposes:

Proposal		Fund(s) Affected
1.	To approve a new investment sub-advisory agreement between RiskX Investments and Carret Asset Management, LLC.	American Independence Kansas Tax-Exempt Bond Fund
2.	To approve a new investment sub-advisory agreement between RiskX Investments and Carret Asset Management, LLC.	American Independence Boyd Watterson Core Plus Fund
3a.	To approve an amended investment sub-advisory agreement between RiskX Investments and Navellier & Associates, Inc.	American Independence Navellier International Fund
3b.	To approve a new investment sub-advisory agreement between RiskX Investments and Manifold Partners LLC.	American Independence Navellier International Fund
4.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.	All Funds

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” each proposal.

The matters referred to above are discussed in detail in the joint proxy statement attached to this Notice.

The Board of Trustees has fixed the close of business on August 2, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

John J. Pileggi

President

American Independence Funds Trust

All shareholders are cordially invited to attend the meeting. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Kansas Tax-Exempt Bond Fund (“Kansas Fund”)
American Independence Boyd Watterson Core Plus Fund (“Core Plus Fund”)
American Independence Navellier International Fund (“International Fund”)
(each a “Fund” and together the “Funds”)

JOINT PROXY STATEMENT

FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 26, 2016

INTRODUCTION

This joint proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) for voting at the joint special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on August 26, 2016 at the Trust’s offices at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to each proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about August 15, 2016. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates or a professional solicitation organization, may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUNDS”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of the Joint Special Meeting of Shareholders and described in this Joint Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposals. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of half (50%) of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

Each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund applicable to that proposal. The term “majority of the outstanding voting securities” of each Fund as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”) means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The Board has fixed the close of business on August 2, 2016, as the record date (the “Record Date”) for determining holders of each Fund’s shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUNDS” for record date shares of the Funds.

_____________________

PROPOSAL 1 – Approval of a Sub-Advisory Agreement with Carret Asset Management, LLC on behalf of the American Independence Kansas Tax-Exempt Bond Fund

Shareholders of the Kansas Fund are being asked to approve a Proposed Investment Sub-Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”) and Carret Asset Management, LLC (“Carret” or the “Sub-Adviser”) (the “Sub-Advisory Agreement”) per the recommendation by RiskX Investments and the approval by the Board of Trustees.

At a Board meeting held on June 23, 2016, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved the Sub-Advisory Agreement between RiskX Investments and Carret with respect to the Kansas Fund subject to the approval of the Fund’s shareholders.

Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser. The Board is recommending the approval of the Sub-Advisory Agreement for the Fund.

Background

The Kansas Fund has been managed by a sub-adviser, Arrivato Asset Management, LLC (“Arrivato”), a wholly-owned subsidiary of the Adviser. Mr. Robert Campbell, portfolio manager with Arrivato and previously portfolio manager with the Adviser, has overseen the Kansas Fund since 2000. To provide a long-term, sustainable infrastructure to support the Kansas Fund, the Board selected Carret as sub-adviser. Not only does Carret currently manage Kansas-oriented municipal bond portfolios but Mr. Campbell is expected to join the Carret team as a full-time employee to continue his work with the Kansas Fund.

Additionally, the Trustees are recommending that Carret be sub-adviser of the Core Plus Fund, which shareholders of that Fund are considering in Proposal 2 of this proxy. One Sub-Advisory Agreement is being proposed between RiskX Investments and Carret on behalf of both Funds - the Kansas Fund and the Core Plus Fund.  If shareholders from only one of the Funds give their approval, the Sub-Advisory Agreement will be appropriately modified.

The existing sub-advisory contract related to the Kansas Fund was submitted to security holders on November 20, 2015, at a meeting that was called due to a change in control in the Adviser and was approved by the Kansas Fund’s shareholders. Prior to that, the Kansas Fund was managed by Mr. Campbell as an employee of RiskX Investments, the Adviser.  No sub-adviser was engaged during the fiscal year ending October 31, 2015, so no payments were made by the Fund to any sub-adviser during that period.

How does Proposal 1 affect shareholders of the Kansas Fund?

Fees. There will be no increase in advisory fees for the Kansas Fund due to the engagement of Carret under the new Sub-Advisory Agreement. The annual advisory fees payable to RiskX Investments will remain at 0.30% of the Fund’s average net assets. In addition, RiskX Investments continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 0.48%, 0.87% and 1.48% for Institutional Class shares, Class A shares and Class C shares, respectively. The expense limitations are in effect until March 1, 2017.

Carret will receive its sub-advisory fee, as described below in “Terms of the Sub-Advisory Agreement”, from the Adviser out of the total advisory fees received from the Kansas Fund. The Kansas Fund and its shareholders will not incur additional fees related to the Sub-Advisory Agreement.

Investment Objective and Strategies. There will be no change to the Kansas Fund’s investment objective or its strategies.

Terms of the Sub-Advisory Agreement

It is proposed that RiskX Investments and Carret, on behalf of the Kansas Fund, enter into an investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “Sub-Advisory Agreement”). Under Section 15(a) of the 1940 Act, each new Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of the Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement on June 23, 2016 with respect to the Kansas Fund.

For services rendered by Carret to the Kansas Fund, under the Sub-Advisory Agreement, RiskX Investments has agreed to pay Carret, net of waivers and reimbursements, $125,000 on the first $200 million in average net assets plus 0.195% on average net assets in excess of $200 million.

There is no proposed change to the advisory fee rate paid by the Kansas Fund to the Adviser.

The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser and the Fund.

With respect to liability of Carret to the Kansas Fund, no provision of the respective Investment Sub-Advisory Agreement shall be deemed to protect Carret with respect to the Kansas Fund against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreement.

The Adviser is responsible for the overall supervision and management of the Fund’s operations.  The Adviser monitors the ongoing operational and investment performance of the Sub-Adviser.  These responsibilities include, among other things, monitoring on an ongoing basis the investment performance of the Sub-Adviser, both on an absolute and relative basis; formulating investment guidelines and recommendations on changes to the investment strategy and policies to the Board; recommending changes to the Board in sub-advisers and selecting replacement sub-advisers to present to the Board; evaluating the performance of service providers to the Fund, such as custodians and transfer agents; and monitoring compliance by the Sub-Adviser with applicable federal securities laws and the Internal Revenue Code.  The Sub-Adviser is responsible for the day-to-day investment decision of the assets of the Fund allocated to it subject to the investment policies, guidelines and restrictions of the Fund and the supervision of the Board and the Adviser.   More specifically, the Sub-Adviser is responsible for determining which securities are to be purchased, sold or held by the Fund; selecting brokers to execute Fund transactions, and placing Fund transactions with such brokers; and to provide periodic reports to the Board and the Adviser.

A copy of the form of Sub-Advisory Agreement is attached as Appendix A to this Proxy.

Approval of Sub-Advisory Agreement by the Board of Trustees

At a meeting held on June 23, 2016, the Board unanimously approved the Investment Sub-Advisory Agreement with Carret, including all of the Independent Trustees.

In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and Carret.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not be any greater even under the Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; (4) the commitment of RiskX Investments and Carret that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders; and (5) that Carret has offered the current portfolio manager a position at Carret and the opportunity to continue managing the Kansas Fund.

Further, at the June 2016 meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Fund); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Fund’s overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the Sub-Adviser’s compliance systems; (8) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (9) the Sub-Adviser’s reputation, expertise and resources in the financial markets; and (10) the Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers. In addition, the Board members looked favorably on Carret’s willingness to add the current portfolio manager to their organization.

The Board also determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the Sub-Advisory Agreement.

If shareholders approve the Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Carret Asset Management, LLC

Founded in 1963, Carret is an independent investment advisor serving wealth managers, financial advisors, select institutional clients, and high-net-worth individuals and families, managing assets of approximately $2.05 billion as of June 30, 2016, including $1.45 billion in four fixed-income strategies: (1) Municipal Fixed Income, including both state specific and national focus; (2) Taxable Fixed Income; (3) Fixed Income Opportunity; and (4) Leveraged Fixed Income Opportunity. The firm offers active investment-grade fixed-income management with opportunistic turnover, a team-based investment decision-making process, a long-term track record, access to senior portfolio managers, and a partnership structure that ensures a culture of high-touch client service.

Portfolio Managers.

Robert A. Campbell, CFA. Mr. Campbell is currently President and Portfolio Manager of Arrivato Asset Management, LLC and is responsible for the day to day operations of the Kansas Fund. Previously to joining Arrivato, Mr. Campbell was Vice Present and Portfolio Manager of the Adviser, RiskX Investments, LLC (known at the time as American Independence Financial Services, LLC). Prior to joining the Adviser in March 2006, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (a previous sub-adviser to the Kansas Fund) since November 2000, where he was the portfolio manager of the Kansas Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). Subject to shareholder approval of the Sub-Advisory Agreement, Mr. Campbell is expected to become an employee of Carret, where he will continue his involvement with the Kansas Fund.

Jason R. Graybill. Mr. Graybill was born in 1970 and graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Masters of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008.  From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

Neil D. Klein. Mr. Klein was born in 1965 and graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Masters of Business Administration degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008.  From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Additional Information Regarding Carret. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Carret is set forth below. For further information regarding Carret, please see www.carret.com.

Name*	Title or Status
Vega, Marco A.	Principal, COO, CFO, CCO
Carret Asset Management Group, LLC	Member
Reisner, Wayne S.	President, Chief Executive Officer
Graybill, Jason R.	Principal, Senior Managing Director
Klein, Neil D.	Principal, Senior Managing Director

*The address for each of the above is 1345 Avenue of the Americas, 27th Floor, New York, NY 10105. Mr. Campbell is located at 105 N. Main Street, Wichita, KS 67202.

Carret Asset Management, LLC is directly owned by Carret Asset Management Group, LLC, and both are located at 1345 Avenue of the Americas, 27th Floor, New York, NY 10105; the ultimate parent of Carret Asset Management, LLC is the Everest Trust, located at Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.

Other Funds Advised by Carret. As of the Record Date, Carret does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the Kansas Fund.

Relationships with the Fund. As of the Record Date, no relationships exist between Carret and the Kansas Fund, the Adviser, or the American Independence Funds Trust.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the Kansas Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Carret.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

_____________________

PROPOSAL 2 – Approval of a Sub-Advisory Agreement with Carret Asset Management, LLC on behalf of the American Independence Boyd Watterson Core Plus Fund

Shareholders of the Core Plus Fund are being asked to approve a Proposed Investment Sub-Advisory Agreement between RiskX Investments and Carret Asset Management, LLC (“Carret” or the “Sub-Adviser”) (the “Sub-Advisory Agreement”) per the recommendation by RiskX Investments and the approval by the Board of Trustees.

At a Board meeting held on June 23, 2016, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement between RiskX Investments and Carret with respect to the Core Plus Fund subject to the approval of the Fund’s shareholders.

Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser. The Board is recommending the approval of the Sub-Advisory Agreement for the Fund.

Background

The Core Plus Fund has been managed by a sub-adviser, Boyd Watterson Asset Management LLC (“BWAM”), since 2010. At the start of 2016, RiskX Investments began reviewing the investment strategy of the portfolio manager, the performance the Fund had in recent years (for 5 of the past 7 calendar years, the Core Plus Fund ranked below average against its Morningstar peers), and the failure of the Fund to attract new assets, and considered various options including a change in the portfolio manager due to the Fund’s under-performance. In discussions with the Board, RiskX Investments noted that the relative returns which were needed in order to attract assets to the Fund had not been achieved and, therefore, concluded that a change was appropriate and desirable.

RiskX Investments had analyzed different investment styles and investment managers that might both improve performance and marketability of the Fund and identified Carret as a potential sub-adviser with a potentially strong approach to use in the management of the Fund.

The existing sub-advisory contract related to the Core Plus Fund was submitted to security holders on November 20, 2015, at a meeting that was called due to a change in control in the Adviser and was approved by the Core Plus Fund’s shareholders. For the fiscal year ending October 31, 2015, the aggregate amount of fees paid to the Sub-Adviser on behalf of the Core Plus Fund was $69,714. No other material payments were made by the Core Plus Fund to the Sub-Adviser or an affiliated person of the Sub-Adviser.

At a meeting held on June 23, 2016 (the “Board Meeting”), RiskX Investments recommended to the Board that the sub-advisory agreement with the current sub-adviser, Boyd Watterson Asset Management, LLC, be terminated and that Carret be recommended as sub-adviser to the Fund.

Additionally, the Trustees are recommending that Carret be sub-adviser of the Kansas Fund, which shareholders of that Fund are considering in Proposal 1 of this proxy. One Sub-Advisory Agreement is being proposed between RiskX Investments and Carret on behalf of both Funds -  the Kansas Fund and the Core Plus Fund.  If shareholders from only one of the Funds give their approval, the Sub-Advisory Agreement will be appropriately modified.

If shareholders approve Proposal 2, the Board has determined that the Fund’s name shall be changed to the American Independence Carret Core Plus Fund.

How does Proposal 2 affect shareholders of the Core Plus Fund?

Fees. There will be no increase in advisory fees for the Core Plus Fund due to the engagement of Carret under the new Sub-Advisory Agreement. The annual advisory fees payable to RiskX Investments will remain at 0.40% of the Fund’s average net assets. In addition, RiskX Investments continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 0.45% and 0.80% for Institutional Class shares and Class A shares, respectively. The expense limitations are in effect until March 1, 2017.

Carret will receive its sub-advisory fee, as described below in “Terms of the Sub-Advisory Agreement”, from the Adviser out of the total advisory fees received from the Core Plus Fund. The Core Plus Fund and its shareholders will not incur additional fees related to the Sub-Advisory Agreement.

Investment Objective and Strategies. There will be no change to the Core Plus Fund’s investment objective or its strategies.

Terms of the Sub-Advisory Agreement

It is proposed that RiskX Investments and Carret, on behalf of the Core Plus Fund, enter into an investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “Sub-Advisory Agreement”). Under Section 15(a) of the 1940 Act, each new Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of the Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement on June 23, 2016 with respect to the Core Plus Fund.

For services rendered by Carret to the Core Plus Fund, under the Sub-Advisory Agreement, RiskX Investments has agreed to pay Carret as follows, net of waivers and reimbursements: (a) 0.20% on average net assets up to and including $100 million; (b) 0.24% on average net assets in excess of $100 million.

There is no proposed change to the advisory fee rate paid by the Core Plus Fund to the Adviser.

The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser and the Fund.

With respect to liability of Carret to the Core Plus Fund, no provision of the respective Investment Sub-Advisory Agreement shall be deemed to protect Carret with respect to the Core Plus Fund against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreement.

The Adviser is responsible for the overall supervision and management of the Fund’s operations.  The Adviser monitors the ongoing operational and investment performance of the Sub-Adviser.  These responsibilities include, among other things, monitoring on an ongoing basis the investment performance of the Sub-Adviser, both on an absolute and relative basis; formulating investment guidelines and recommendations on changes to the investment strategy and policies to the Board; recommending changes to the Board in sub-advisers and selecting replacement sub-advisers to present to the Board; evaluating the performance of service providers to the Fund, such as custodians and transfer agents; and monitoring compliance by the Sub-Adviser with applicable federal securities laws and the Internal Revenue Code.  The Sub-Adviser is responsible for the day-to-day investment decision of the assets of the Fund allocated to it subject to the investment policies, guidelines and restrictions of the Fund and the supervision of the Board and the Adviser.   More specifically, the Sub-Adviser is responsible for determining which securities are to be purchased, sold or held by the Fund; selecting brokers to execute Fund transactions, and placing Fund transactions with such brokers; and to provide periodic reports to the Board and the Adviser.

A copy of the form of Sub-Advisory Agreement is attached as Appendix A to this Proxy.

Approval of Sub-Advisory Agreement by the Board of Trustees

At a meeting held on June 23, 2016, the Board unanimously approved the Investment Sub-Advisory Agreement with Carret, including all of the Independent Trustees.

In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and Carret.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not be any greater even under the Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; and (4) the commitment of RiskX Investments and Carret that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the June 2016 meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Fund); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Fund’s overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the Sub-Adviser’s compliance systems; (8) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (9) the Sub-Adviser’s reputation, expertise and resources in the financial markets; (10) the Fund’s performance compared with similar mutual funds; and (11) Carret’s experience in managing comparable investment strategies.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the Sub-Advisory Agreement.

If shareholders approve the Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Carret Asset Management, LLC

Founded in 1963, Carret is an independent investment advisor serving wealth managers, financial advisors, select institutional clients, and high-net-worth individuals and families, managing assets of approximately $2.05 billion as of June 30, 2016, including $1.45 billion in four fixed-income strategies: (1) Municipal Fixed Income, including both state specific and national focus; (2) Taxable Fixed Income; (3) Fixed Income Opportunity; and (4) Leveraged Fixed Income Opportunity. The firm offers active investment-grade fixed-income management with opportunistic turnover, a team-based investment decision-making process, a long-term track record, access to senior portfolio managers, and a partnership structure that ensures a culture of high-touch client service.

Portfolio Managers.

Jason R. Graybill. Mr. Graybill was born in 1970 and graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Masters of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008.  From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

Neil D. Klein. Mr. Klein was born in 1965 and graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Masters of Business Administration degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008.  From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Additional Information Regarding Carret. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Carret is set forth in below. For further information regarding Carret, please see www.carret.com.

Name*	Title or Status
Vega, Marco A.	Principal, COO, CFO, CCO
Carret Asset Management Group, LLC	Member
Reisner, Wayne S.	President, Chief Executive Officer
Graybill, Jason R.	Principal, Senior Managing Director
Klein, Neil D.	Principal, Senior Managing Director

*The address for each of the above is 1345 Avenue of the Americas, 27th Floor, New York, NY 10105.

Carret Asset Management, LLC is directly owned by Carret Asset Management Group, LLC, and both are located at 1345 Avenue of the Americas, 27th Floor, New York, NY 10105; the ultimate parent of Carret Asset Management, LLC is the Everest Trust, located at Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.

Other Funds Advised by Carret. As of the Record Date, Carret does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the Core Plus Fund.

Relationships with the Fund. As of the Record Date, no relationships exist between Carret and the Core Plus Fund, the Adviser, or the American Independence Funds Trust.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the Core Plus Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Carret.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

___________________

PROPOSAL 3a – Approval of an amended Sub-Advisory Agreement with Navellier & Associates, Inc. on behalf of the American Independence Navellier International Fund

Shareholders of the International Fund are being asked to approve a Proposed Amended Investment Sub-Advisory Agreement between RiskX Investments and Navellier & Associates, Inc. (“Navellier” or the “Sub-Adviser”) (the “Sub-Advisory Agreement”) per the recommendation by RiskX Investments and the approval by the Board of Trustees.

At a Board meeting held on June 23, 2016, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved the Amended Investment Sub-Advisory Agreement between RiskX Investments and Navellier with respect to the International Fund subject to the approval of the Fund’s shareholders.

Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser. The Board is recommending the approval of the Sub-Advisory Agreement for the Fund.

Background

The International Fund has been managed by its sub-adviser, Navellier, since 2014. At the start of 2016, RiskX Investments began reviewing the investment strategy of the portfolio manager, the performance the Fund had in recent years (for 3 of the past 4 calendar years, the International Fund ranked below average against its Morningstar peers), and the failure of the Fund to attract new assets, and considered various options including using a multi-manager approach to complement Navellier’s strategy. In discussions with the Board, RiskX Investments noted that the relative returns which were needed in order to attract assets to the Fund had not been achieved and, therefore, concluded that a change was appropriate and desirable.

RiskX Investments had analyzed different investment styles and investment managers that might both improve performance and reduce the volatility of the Fund and identified Manifold Partners LLC as a potential sub-adviser that would complement the investment style of Navellier.

The existing sub-advisory contract related to the International Fund was submitted to security holders on November 20, 2015, at a meeting that was called due to a change in control in the Adviser and was approved by the International Fund’s shareholders. For the fiscal year ending October 31, 2015, the aggregate amount of fees paid to the Sub-Adviser on behalf of the International Fund was $83,993. No other material payments were made by the International Fund to the Sub-Adviser or an affiliated person of the Sub-Adviser.

At a meeting held on June 23, 2016 (the “Board Meeting”), RiskX Investments recommended to the Board that the sub-advisory agreement with Navellier be amended to allow for the addition of a second sub-adviser.

Additionally, the Trustees are recommending that Manifold Partners LLC (“Manifold”) be added as an additional sub-adviser of the International Fund, which shareholders of the Fund are also considering in Proposal 3b of this proxy.

Proposals 3a and 3b are related in that both must be approved for either Sub-Advisory Agreement to be implemented; if either Proposal 3a or Proposal 3b is not approved, then neither Sub-Advisory Agreement will be signed. If shareholders approve both Proposals 3a and 3b, the Board has determined that the Fund’s name shall be changed to the American Independence Multi-Manager International Fund.

How does Proposal 3a affect shareholders of the International Fund?

Fees. There will be no increase in advisory fees for the International Fund due to the addition of Manifold. The annual advisory fees payable to RiskX Investments will remain at 0.81% of the Fund’s average net assets. In addition, RiskX Investments continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 0.95% and 1.45% for Institutional Class shares and Class A shares, respectively. The expense limitations are in effect until March 1, 2017.

Navellier will receive its sub-advisory fee, as described below in “Terms of the Sub-Advisory Agreement”, from the Adviser out of the total advisory fees received from the International Fund. The International Fund and its shareholders will not incur additional fees related to the Amended Sub-Advisory Agreement.

Investment Objective and Strategies. There will be no change to the International Fund’s investment objective or its strategies.

Terms of the Sub-Advisory Agreement

It is proposed that RiskX Investments and Navellier, on behalf of the International Fund, enter into a new investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “Sub-Advisory Agreement”). Under Section 15(a) of the 1940 Act, each new Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of the Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement on June 23, 2016 with respect to the International Fund.

For services rendered by Navellier to the International Fund, under the Sub-Advisory Agreement, RiskX Investments has agreed to pay Navellier 0.27% of average daily net assets, net of waivers and reimbursements, based on their share of average monthly net assets under management.

There is no proposed change to the advisory fee rate paid by the International Fund to the Adviser.

The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser and the Fund.

With respect to liability of Navellier to the International Fund, no provision of the respective Investment Sub-Advisory Agreement shall be deemed to protect Navellier with respect to the International Fund against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreement.

RiskX Investments will be responsible for, among other responsibilities, allocating the percentage of the Fund’s portfolio that each sub-adviser will be responsible for managing. If shareholders approve proposals 3a and 3b, RiskX Investments intends on initially allocating approximately 50% of the Fund’s assets to each sub-adviser. For example, if the Fund has $50 million in assets, each sub-adviser will be responsible for approximately $25 million worth of securities. The Adviser is responsible for the overall supervision and management of the Fund’s operations.  The Adviser monitors the ongoing operational and investment performance of the Sub-Adviser(s).  These responsibilities include, among other things, monitoring on an ongoing basis the investment performance of the Sub-Adviser(s), both on an absolute and relative basis; formulating investment guidelines and recommendations on changes to the investment strategy and policies to the Board; recommending changes to the Board in sub-advisers and selecting replacement sub-advisers to present to the Board; evaluating the performance of service providers to the Fund, such as custodians and transfer agents; and monitoring compliance by the Sub-Adviser(s) with applicable federal securities laws and the Internal Revenue Code.  The Sub-Adviser is responsible for the day-to-day investment decision of the assets of the Fund allocated to it subject to the investment policies, guidelines and restrictions of the Fund and the supervision of the Board and the Adviser.   More specifically, the Sub-Adviser is responsible for determining which securities are to be purchased, sold or held by the Fund; selecting brokers to execute Fund transactions, and placing Fund transactions with such brokers; and to provide periodic reports to the Board and the Adviser.

A copy of the form of Sub-Advisory Agreement is attached as Appendix B to this Proxy.

Approval of Sub-Advisory Agreement by the Board of Trustees

At a meeting held on June 23, 2016, the Board unanimously approved the new Investment Sub-Advisory Agreement with Navellier, including all of the Independent Trustees.

In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and Navellier.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not be any greater even under the Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; and (4) the commitment of RiskX Investments and Navellier that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the June 2016 meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Fund); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Fund’s overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the Sub-Adviser’s compliance systems; (8) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (9) the Sub-Adviser’s reputation, expertise and resources in the financial markets; (10) the Fund’s performance compared with similar mutual funds; and (11) Navellier’s commitment to help market the International Fund.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the Sub-Advisory Agreement.

If shareholders approve the Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Navellier & Associates, Inc.

Pursuant to a sub-advisory agreement, Navellier serves as investment sub-adviser to the American Independence Navellier Defensive Alpha Fund, the American Independence Navellier Large Cap Growth Fund, and the American Independence Navellier International Fund and is responsible for the day-to-day management of the three Funds. Navellier, located at 1 East Liberty, Suite 504, Reno, Nevada 89501, is an investment management firm registered with the SEC under the Advisers Act, as amended. Navellier manages the day-to-day investment and the reinvestment of the assets of the Fund in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Adviser, the Board and the officers of the Trust. Mr. Louis Navellier is primarily responsible for the day-to-day management of the International Fund. In managing the International Fund’s portfolio, Mr. Navellier consults with Mr. James O’Leary of Henry James International Management, an SEC registered investment adviser.

Portfolio Manager.

Louis Navellier. Louis Navellier founded Navellier and currently serves as its Chief Investment Officer, Chief Executive Officer, and Chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios. Mr. Navellier began publishing his quantitative analysis on growth stocks in 1980, and in 1987 he started managing private accounts for high-net-worth individuals, and shortly thereafter for public plans, Taft-Hartley plans, corporate pension funds, endowments, and foundations. Mr. Navellier received a B.S. in business administration and an M.B.A. in finance from California State University, Hayward.

Additional Information Regarding Navellier. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Navellier is set forth in below. For further information regarding Navellier, please see www.navellier.com.

Name*	Title or Status
Navellier, Louis	Chief Executive Officer & Chief Investment Officer
Alexander, Tanya	Chief Compliance Officer

*The address for each of the above is 1 E. Liberty Street, Suite 504, Reno, NV 89501.

Louis Navellier owns more than 75% of Navellier & Associates, Inc. Both are located at 1 E. Liberty Street, Suite 504, Reno, NV 89501.

Other Funds Advised by Navellier. As of the Record Date, Navellier does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the International Fund.

Relationships with the Fund. As of the Record Date, Navellier serves as the sole sub-adviser to the International Fund,

In addition, Navellier and RiskX Investments are indirectly affiliated. Mr. John Coyle, Managing Director for Navellier, is also a member of the Board of RiskX Investments and has been granted an option plan whereby he would be an owner of the Adviser were he to exercise such options.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the International Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Navellier.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3a.

___________________

PROPOSAL 3b – Approval of a Sub-Advisory Agreement with Manifold Partners LLC on behalf of the American Independence Navellier International Fund

Shareholders of the International Fund are being asked to approve a Proposed Investment Sub-Advisory Agreement between RiskX Investments and Manifold Partners LLC (“Manifold” or the “Sub-Adviser”) (the “Sub-Advisory Agreement”) per the recommendation by RiskX Investments and the approval by the Board of Trustees.

At a Board meeting held on June 23, 2016, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement between RiskX Investments and Manifold with respect to the International Fund subject to the approval of the Fund’s shareholders.

Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser. The Board is recommending the approval of the Sub-Advisory Agreement for the Fund.

Background

The International Fund has been managed by its current sub-adviser, Navellier, since 2014. At the start of 2016, RiskX Investments began reviewing the investment strategy of the portfolio manager, the performance the Fund has had in recent years (for 3 of the past 4 calendar years, the International Fund ranked below average against its Morningstar peers), and the failure of the Fund to attract new assets, and considered various options including using a multi-manager approach to complement Navellier’s strategy. In discussions with the Board, RiskX Investments noted that the relative returns which were needed in order to attract assets to the Fund had not been achieved and, therefore, concluded that a change was appropriate and desirable.

RiskX Investments had analyzed different investment styles and investment managers that might both improve performance and reduce volatility of the Fund and identified Manifold as a potential sub-adviser with a strong approach to use in the management of the Fund in addition to Navellier.

At a meeting held on June 23, 2016 (the “Board Meeting”), RiskX Investments recommended to the Board that the Sub-Advisory Agreement with Manifold be approved.

Additionally, the Trustees are recommending that Navellier continue as a sub-adviser of the International Fund, which shareholders of that Fund are considering in Proposal 3a of this proxy.

Proposals 3a and 3b are related in that both must be approved for either Sub-Advisory Agreement to be implemented; if either Proposal 3a or Proposal 3b is not approved, then neither Sub-Advisory Agreement will be signed. If shareholders approve both Proposals 3a and 3b, the Board has determined that the Fund’s name shall be changed to the American Independence Multi-Manager International Fund.

How does Proposal 3b affect shareholders of the International Fund?

Fees. There will be no increase in advisory fees for the International Fund due to the addition of Manifold. The annual advisory fees payable to RiskX Investments will remain at 0.81% of the Fund’s average net assets. In addition, RiskX Investments continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 0.95% and 1.45% for Institutional Class shares and Class A shares, respectively. The expense limitations are in effect until March 1, 2017.

Manifold will receive its sub-advisory fee, as described below in “Terms of the Sub-Advisory Agreement”, from the Adviser out of the total advisory fees received from the International Fund. The International Fund and its shareholders will not incur additional fees related to the Sub-Advisory Agreement.

Investment Objective and Strategies. There will be no change to the International Fund’s investment objective or its strategies.

Terms of the Sub-Advisory Agreement

It is proposed that RiskX Investments and Manifold, on behalf of the International Fund, enter into an investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “Sub-Advisory Agreement”). Under Section 15(a) of the 1940 Act, each new Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of the Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement on June 23, 2016 with respect to the International Fund.

For services rendered by Manifold to the International Fund, under the Sub-Advisory Agreement, RiskX Investments has agreed to pay Manifold 0.27% of average daily net assets, net of waivers and reimbursements based on their share of average monthly net assets under management.

There is no proposed change to the advisory fee rate paid by the International Fund to the Adviser.

The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser and the Fund.

With respect to liability of Manifold to the International Fund, no provision of the respective Investment Sub-Advisory Agreement shall be deemed to protect Manifold with respect to the International Fund against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreement.

RiskX Investments will be responsible for, among other responsibilities, allocating the percentage of the Fund’s portfolio that each sub-adviser will be responsible for managing. If shareholders approve proposals 3a and 3b, RiskX Investments intends on initially allocating approximately 50% of the Fund’s assets to each sub-adviser. For example, if the Fund has $50 million in assets, each sub-adviser will be responsible for approximately $25 million worth of securities. The Adviser is responsible for the overall supervision and management of the Fund’s operations.  The Adviser monitors the ongoing operational and investment performance of the Sub-Adviser(s).  These responsibilities include, among other things, monitoring on an ongoing basis the investment performance of the Sub-Adviser(s), both on an absolute and relative basis; formulating investment guidelines and recommendations on changes to the investment strategy and policies to the Board; recommending changes to the Board in sub-advisers and selecting replacement sub-advisers to present to the Board; evaluating the performance of service providers to the Fund, such as custodians and transfer agents; and monitoring compliance by the Sub-Adviser(s) with applicable federal securities laws and the Internal Revenue Code.  The Sub-Adviser is responsible for the day-to-day investment decision of the assets of the Fund allocated to it subject to the investment policies, guidelines and restrictions of the Fund and the supervision of the Board and the Adviser.   More specifically, the Sub-Adviser is responsible for determining which securities are to be purchased, sold or held by the Fund; selecting brokers to execute Fund transactions, and placing Fund transactions with such brokers; and to provide periodic reports to the Board and the Adviser.

A copy of the form of Sub-Advisory Agreement is attached as Appendix C to this Proxy.

Approval of Sub-Advisory Agreement by the Board of Trustees

At a meeting held on June 23, 2016, the Board unanimously approved the Investment Sub-Advisory Agreement with Manifold, including all of the Independent Trustees.

In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and Manifold.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not be any greater even under the Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; and (4) the commitment of RiskX Investments and Manifold that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the June 2016 meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Fund); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Fund’s overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the Sub-Adviser’s compliance systems; (8) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (9) the Sub-Adviser’s reputation, expertise and resources in the financial markets; and (10) the Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the Sub-Advisory Agreement.

If shareholders approve the Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Manifold Partners LLC.

With approximately $3 million in assets under management as of June 30, 2016, Manifold serves as investment adviser to private investment funds. Manifold is a Delaware limited liability company formed in September 2012. Its principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is the ultimate owner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments.

Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years. This algorithm is statistical in nature and describes in a very general way the probable returns on individual equities given the properties of their return distributions relative to the market in which they trade. These analytical methods have been developed and tested over a period of years. In general, the approach is to compute statistical and fundamental factors describing a security’s price movements and to relate the values of these factors to future returns using past data. The relationships established between factor values and future returns using past data are then used to forecast future returns for securities using the current values of the statistical factors for each security. Manifold believes that these statistical methods of security analysis are related to, but more detailed than, charting or technical analysis as a method for relating past security return patterns to expected future returns. This expected return information is used in combination with risk management and portfolio construction algorithms to create highly diversified portfolios with the desired risk characteristics.

Portfolio Manager.

Patrick Cannon. Head, Portfolio Management and Trading. Mr. Cannon was a founder of Creighton Capital Management. He has 20 years of financial services experience and 22 years of applied quantitative experience. Mr. Cannon has managed equity portfolios of almost every type invested in Asia, Europe and North America. Before founding Creighton, Mr. Cannon held senior investment and management roles at three of the largest global investment management companies: Head of US Small Capitalization Equity Indexing at BGI managing more than $45 billion in AUM in structured equity products (executing $25 billion p.a.); Head of US Structured Equities at Deutsche Asset Management overseeing $125 billion in AUM ($50 billion trading annually); Head of US Structured Equities & Trading at Northern Trust overseeing $110+ billion in AUM ($35 billion in trading p.a.). Mr. Cannon has worked with Mr. Creighton for 15 years.

Nic Wherry. Portfolio Manager. Mr. Wherry is an Associate Portfolio Manager in the Global Equity Portfolio Management Group under Mr. Cannon. Mr. Wherry is responsible for analytical and support functions for. He has over seven years’ experience in systematic global equities. Before Manifold, Mr. Wherry was a systems analyst at StraighThrough Inc. in Canada, specializing in code related to the portfolio management and middle office software. Mr. Wherry gained his B.S. in Physics from NYU in 2004.

Jim Creighton. Head, Manifold Cluster Analysis and Chief Investment Officer. Mr. Creighton, who has more than 35 years of investment experience, was the founder of Creighton Capital Management in 2004.  He served as the Global Chief Investment Officer at three of the world’s largest global investment management firms: Barclays Global Investors, Deutsche Asset Management and Northern Trust Asset Management.  While at Deutsche Asset Management, he devised a new approach to quantitative investing called “Growth Optimal World Equity Strategy”, which was an early version of a global minimum variance strategy and has been operating successfully since 2001.  Mr. Creighton was instrumental in the startup of three successful investment organizations.  At Trafalgar Capital Management he worked with Nobel Laureate Harry Markowitz to develop minimum variance strategies for Canadian equities.  He began his career in the financial industry in 1971 as an actuary with Maritime

Life in Nova Scotia, Canada.

Additional Information Regarding Manifold. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Manifold is set forth in below. For further information regarding Manifold, please see www.manifoldpartners.com.

Name*	Title or Status
Putnam, Donald H.	Chief Executive Officer
The Chalice Fund LLC	Member
The Wolf Revocable Trust	Member
Creighton, James A.	Chief Investment Officer
Cannon, Patrick	Member/Head of Portfolio Management & Trading
Evnine, Jeremy J.	Member/Chief Scientific Officer
McColl, Marcella	Chief Financial Officer/Chief Compliance Officer
Grauer, Frederick L.	Member, Corporate Board
Baur, Henry, K. M.	Chief Risk Officer
Morrison, James	Chief Technology Officer
World Total Return Fund, LLP	Member

*The address for each of the above is 505 Sansome Street, Suite 1925, San Francisco, CA 94111.

The Chalice Fund owns more than 75% of Manifold Partners, LLC, both of which are located at 505 Sansome Street, Suite 1925, San Francisco, CA 94111.

Other Funds Advised by Manifold. As of the Record Date, Manifold does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the International Fund.

Relationships with the Fund. As of the Record Date, no relationships exist between Manifold and the International Fund or the American Independence Funds Trust.

Manifold and RiskX Investments are indirectly affiliated. Manifold’s principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is the ultimate owner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments and The Chalice Fund is a substantial investor in RiskX Investments as well.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the International Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Manifold.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3b.

___________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of either the Kansas Fund, the Core Plus Fund, or the International Fund. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix D.

Each share of each Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date. For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
American Independence Kansas Tax-Exempt Bond Fund	17,767,886.8920	$199,533,369
American Independence Boyd Watterson Core Plus Fund	8,341,963.7620	$92,691,031
American Independence Navellier International Fund	4,542,698.2440	$49,604,433

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Funds, including any additional solicitation made by letter or telephone. Such costs are expected to range from $3,000 to $10,000.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of RiskX Investments and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of each of Proposals 1, 2, 3a, and 3b requires an affirmative vote of the lesser of (i) 67% or more of the shares of each Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of that Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting. Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

Trust’s Distributor

Matrix Capital Group, Inc., which is located at 106 W. 32nd Street, Suite 177, New York, NY 10001, serves as the Distributor for the Funds pursuant to a Distribution Agreement with the Trust.

Fund Administration

RiskX Investments, LLC, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. RiskX Investments also provides the Trust with office space, facilities and business equipment and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust.

RiskX Investments has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Funds pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Funds’ most recent fiscal year, none of the Funds paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, Risk X Investments or any of the Sub-Advisers (BWAM, Arrivato, Carret, Navellier, and Manifold), or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ John J. Pileggi
John J. Pileggi
President American Independence Funds Trust

August 12, 2016

APPENDIX A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this __ day of _________, 2016 by and between RiskX Investments, LLC (“Adviser”), and Carret Asset Management, LLC (“Sub-Adviser”) (each, a “Party” and together, the “Parties”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence Core Plus Fund and the American Independence Kansas Tax-Exempt Bond Fund (each a, “Fund” and together, the “Funds”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities;

WHEREAS, the Trust’s intends to file with the SEC an application for an exemptive order to permit the Adviser to allocate assets to, and among, other parties without shareholder approval; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Funds for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Funds’ assets allocated to Sub-Adviser by Adviser and, with respect to such assets, (b) continuously review, supervise, and administer the investment program of the Funds which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Funds; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Funds as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Funds; (b) maintain books and records with respect to the Funds’ securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Funds’ assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Funds, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The Parties hereto acknowledge that it is desirable for the Funds that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Funds.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Funds’ investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Funds’ transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears within five business days of each month end, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Funds’ custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser.  The services of Sub-Adviser to the Adviser are deemed exclusive, and  Sub-Adviser is prohibited from providing the investment strategy and advisory services in respect to the Fund as set forth in the Fund’s registration statement filed with the SEC or substantially similar investment strategy (services and investment strategy together, “Investment Strategy”), whether or not for a fee, to a registered investment company (“mutual fund”) or any other person or entity offering, directly or indirectly, mutual fund for a period of twenty four (24) months from the date of termination of this Agreement by Sub-Adviser pursuant to Section 12 of this Agreement.  For purposes of clarity, and not by way of limitation, providing Investment Strategy “to a mutual fund” shall include serving as investment or sub-investment adviser, providing a model portfolio or signals, acting as a signal provider or otherwise directly to any mutual fund or, indirectly to any adviser, sponsor or distributor of mutual funds.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (1) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the Parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such Party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any Party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other Party at the primary address of such Party, unless such Party has previously designated another address.

14.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other Parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the Parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the Parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Parties.

D.              This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Carret Asset Management, LLC	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Carret Asset Management, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below.

Fund	Compensation (net of waivers and reimbursements)
American Independence Core Plus Fund	0.20% on average net assets up to and including $100 million 0.24% on average net assets in excess of $100 million
American Independence Kansas Tax-Exempt Bond Fund	$125,000 on the first $200 million in average net assets plus 0.195% on average net assets in excess of $200 million

DATED:

APPENDIX B

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this __ day of _________, 2016 by and between RiskX Investments, LLC (“Adviser”), and Navellier & Associates, Inc. (“Sub-Adviser”) (each, a “Party” and together, the “Parties”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence Multi-Manager International Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities and will from time to time allocate assets of the Fund to one or more other parties;

WHEREAS, the Trust intends to file with the SEC an application for an exemptive order to permit the Adviser to allocate assets to, and among, other parties without shareholder approval; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets allocated to Sub-Adviser by Adviser (“Allocated Assets”) which may vary from time to time in Adviser’s sole discretion and, with respect to Allocated Assets, (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  With respect to Allocated Assets, Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Fund assets other that Allocated Assets or for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  As to Allocated Assets, Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The Parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Adviser’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears within five business days of each month end, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser.  The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(c)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (1) year from the date of termination of this Agreement, unless a later date is specified in writing.

(d)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the Parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such Party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any Party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other Party at the primary address of such Party, unless such Party has previously designated another address.

14.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other Parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the Parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

E.               This Agreement constitutes the full and complete agreement of the Parties hereto with respect to the subject matter hereof.

F.               Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

G.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Parties.

H.              This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Navellier & Associates, Inc.	RiskX Investments, LLC

By:	By:
Name:	Name:	Eric M. Rubin
Title:	Title:	President, Fund Services

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Navellier & Associates, Inc.

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Allocated Assets as listed below:

Fund	Compensation (net of waivers and reimbursements)
American Independence Multi-Manager International Fund	0.27%

DATED:

APPENDIX C

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this __ day of _________, 2016 by and between RiskX Investments, LLC (“Adviser”), and Manifold Partners LLC (“Sub-Adviser”) (each, a “Party” and together, the “Parties”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence Multi-Manager International Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities and will from time to time allocate assets of the Fund to one or more other parties;

WHEREAS, the Trust intends to file with the SEC an application for an exemptive order to permit the Adviser to allocate assets to, and among, other parties without shareholder approval; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets allocated to Sub-Adviser by Adviser (“Allocated Assets”) which may vary from time to time in Adviser’s sole discretion and, with respect to Allocated Assets, (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  With respect to Allocated Assets, Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Fund assets other that Allocated Assets or for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  As to Allocated Assets, Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The Parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Adviser’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears within five business days of each month end, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser.

The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(e)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (1) year from the date of termination of this Agreement, unless a later date is specified in writing.

(f)    Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the Parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such Party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any Party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other Party at the primary address of such Party, unless such Party has previously designated another address.

14.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other Parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the Parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

I.                This Agreement constitutes the full and complete agreement of the Parties hereto with respect to the subject matter hereof.

J.                Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

K.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Parties.

L.               This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Manifold Partners LLC	RiskX Investments, LLC

By:	By:
Name:	Name:	Eric M. Rubin
Title:	Title:	President, Fund Services

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Manifold Partners LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Allocated Assets as listed below:

Fund	Compensation (net of waivers and reimbursements)
American Independence Multi-Manager International Fund	0.27%

DATED:

APPENDIX D

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of the Funds.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND – INSTITUTIONAL CLASS	NFS LLC FEBO MICHAEL D STULTZ 4000 W 6TH ST STE B LAWRENCE KS 66049-3205	1,096,480.4350	6.59%
	RELIANCE TRUST COMPANY FBO INTRUST NON-EB C/C PO BOX 48529 ATLANTA GA 30362-1529	2,859,243.5760	17.20%
	RELIANCE TRUST COMPANY FBO INTRUST NON-EB C/R PO BOX 48529 ATLANTA GA 30362-1529	11,332,297.9560	68.16%
AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND – CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	220,535.1810	21.27%
	ROBERT W BAIRD & CO INC A/C 2124-5961 777 E WISCONSIN AVE MILWAUKEE WI 53202-5300	199,322.9270	19.22%
	ROBERT W BAIRD & CO INC A/C 5788-8377 777 E WISCONSIN AVE MILWAUKEE WI 53202-5300	323,109.9630	31.16%
	ROBERT W BAIRD & CO INC A/C 3678-2608 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	60,780.8450	5.86%
AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND – CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25,455.4500	24.39%
	ROBERT W BAIRD & CO INC A/C 5476-3589 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	43,578.2380	41.76%
AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND – INSTITUTIONAL CLASS	RELIANCE TRUST COMPANY FBO IS-100 R/R PO BOX 48529 ATLANTA GA 30362-1529	4,272,832.8250	52.14%
	RELIANCE TRUST COMPANY FBO IS-100 C/R PO BOX 48529 ATLANTA GA 30362-1529	1,457,058.7900	17.78%
	RELIANCE TRUST COMPANY FBO RIS-100 C/C PO BOX 48529 ATLANTA GA 30362-1529	1,197,141.8810	14.61%
	RELIANCE TRUST COMPANY FBO INTRUST EB R/R PO BOX 48529 ATLANTA GA 30362-1529	893,085.8520	10.90%
AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND – CLASS A	IATSE GENERAL FUND 207 W 25TH ST FL 4 NEW YORK NY 10001-7119	101,714.1500	68.87%
AMERICAN INDEPENDENCE NAVELLIER INTERNATIONAL FUND – INSTITUTIONAL CLASS	RELIANCE TRUST COMPANY FBO INTRUST EB R/R PO BOX 48529 ATLANTA GA 30362-1529	511,686.9180	11.28%
	RELIANCE TRUST COMPANY FBO RIS-100 C/C PO BOX 48529 ATLANTA GA 30362-1529	993,019.6200	21.89%
	RELIANCE TRUST COMPANY FBO RIS-100 R/R PO BOX 48529 ATLANTA GA 30362-1529	1,333,607.2180	29.40%
	RELIANCE TRUST COMPANY FBO RIS-100 C/R PO BOX 48529 ATLANTA GA 30362-1529	1,486,060.7820	32.76%
AMERICAN INDEPENDENCE NAVELLIER INTERNATIONAL FUND – CLASS A	SSB&T CO CUST FOR THE SEP IRA OF JEFFREY J HAAS C/O NEW YORK LAW SCHOOL 185 W BROADWAY NEW YORK NY 10013-2921	3,678.3720	60.25%
	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,009.6850	16.54%
	AMERICAN ENTERPRISE INV SVCS A/C 8336-1840 707 2ND AVENUE SOUTH MINNEAPOLIS MN 55402-2405	986.1930	16.15%

D-1

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Kansas Tax-Exempt Bond Fund

American Independence Boyd Watterson Core Plus Fund

American Independence Navellier International Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

August 26, 2016

The undersigned hereby appoints John J. Pileggi and Eric M. Rubin, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on August 26, 2016 at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

D-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1: To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Carret Asset Management, LLC on behalf of the American Independence Kansas Tax-Exempt Bond Fund.	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Proposal 2: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]
Proposal 3a: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]
Proposal 3b: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]
Proposal 4: To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Kansas Tax-Exempt Bond Fund

American Independence Boyd Watterson Core Plus Fund

American Independence Navellier International Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

August 26, 2016

The undersigned hereby appoints John J. Pileggi and Eric M. Rubin, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on August 26, 2016 at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]
Proposal 2: To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Carret Asset Management, LLC on behalf of the American Independence Boyd Watterson Core Plus Fund.	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Proposal 3a: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]
Proposal 3b: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]
Proposal 4: To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Kansas Tax-Exempt Bond Fund

American Independence Boyd Watterson Core Plus Fund

American Independence Navellier International Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

August 26, 2016

The undersigned hereby appoints John J. Pileggi and Eric M. Rubin, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on August 26, 2016 at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]
Proposal 2: Not Applicable. Your Fund is not seeking a vote on this proposal.	NOT APPLICABLE
[ X ]

Proposal 3a:

To approve the amended investment sub-advisory agreement between RiskX Investments, LLC and Navellier & Associates, Inc. on behalf of the American Independence Navellier International Fund.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Proposal 3b: To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners LLC on behalf of the American Independence Navellier International Fund.	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Proposal 4: To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.